EXHIBIT 10.4


                ASSUMPTION AGREEMENT WITH RELEASE OF LIABILITY

                ASSUMPTION AGREEMENT WITH RELEASE OF LIABILITY


    THIS AGREEMENT, made this ______ day of October, 1996, by and among POT REALTY, Florida general partnership ("Sellers"), PRECISIONAIRE, INC., a Florida corporation ("Purchasers").

WITNESSETH

    WHEREAS, Purchaser(s) has purchased from Seller(s) real property described in Exhibit "A" attached hereto and as set forth in the Security Instrument ("Security Instrument") dated June 14, 1996, which was recorded at Volume 1216, Page 859, Real Property Records of Kaufman County, State of Texas, and

    WHEREAS, on June 14, 1996, a note ("Note") covered by the Security Instrument was executed by the "Sellers" in the original amount of $133,025.00, payable in monthly installments as therein provided. The outstanding balance of the Note as of the date hereof is $_____________; and

    WHEREAS, Purchaser desires to assume and to agree to pay the indebtedness and to performa all of the terms and conditions of the said note and Security Instrument.

    NOW THEREFORE, in consideration of one and more dollars ($1.00 +) and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties agree as follows:

    1. Purchaser assumes and agrees to pay the indebtedness evidenced by the said Note according to the terms of the Note and agrees to keep and to perform all of the covenants and conditions of the Security Instrument according to the provisions thereof and agrees to be bound thereby with the same force and effect as though the Purchaser had been the original maker of the Note and Security Instrument.

    2. Seller and Purchaser severally represent, warrant, and agree they have no offsets or defenses of any kind against enforcement of the said Note and Security Instrument which shall remain and continue in full force and effect hereby approved, ratified and confirmed.

    3. Lender understands and agrees that by its execution of this Agreement, the Seller is no longer liable or any other signatories or guarantors personally liable to pay the indebtedness evidence by the said Note and is released from liability.

    4. The liability of those signing this Agreement as Purchaser shall be joint and several.

    5. The word "Note" as used in this Agreement shall be construed to mean the note, bond, or any other written instrument which evidences the indebtedness referred to herein. The words "Security Instrument" as used in the Agreement shall be construed to mean the mortgage, deed of trust, or other written instrument which secured the indebtedness referred to herein.

    6. Whenever appropriate, the singular number shall include the plural and the plural the singular.

    IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement the day and year first above written.


PRECISIONAIRE, INC.,                    POT REALTY,
a Florida corporation                   a Florida general partnership
----------------------                  -----------------------------
Purchaser:                              Seller:



By: _______________________             By: /s/ Emily C. Beck
Purchaser:                              Seller:  Emily C. Beck, General Partner



                                        By: /s/ William C. Beck
                                        Seller:  William C. Beck, General
                                                 Partner


ACCEPTED AND APPROVED:
THE AMERICAN NATIONAL BANK OF TEXAS



By:_________________________________
Name:_______________________________
Title:______________________________


STATE OF                }
                        }  ss.
COUNTY OF               }


    On this _____ day of October, 1996, before me, the undersigned officer, personally appeared William C. Beck and Emily C. Beck, General Partners of POT REALTY, a Florida general partnership (Sellers), known to me (or satisfactorily proven) to be the person(s) whose name(s) is/are subscribed to within the instrument and acknowledged that he/she/they executed the same for the purposes therein contained, and the capacity herein stated.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        ___________________________________
                                        NOTARY PUBLIC
(SEAL)                                  MY COMMISSION EXPIRES______________



STATE OF                }
                        }  ss.
COUNTY OF               }


    On this __________ day of October, 1996, before me, the undersigned officer, personally appeared ______________________________________, ___________________
of PRECISIONAIRE, INC., a Florida corporation, known to me (or satisfactorily proven) to be the person(s) whose name(s) is/are subscribed to within the instrument and acknowledged that he/she/they executed the same for the purposes therein contained, and the capacity herein stated.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        ___________________________________
                                        NOTARY PUBLIC
(SEAL)                                  MY COMMISSION EXPIRES______________


STATE OF                }
                        }  ss.
COUNTY OF               }


    On this __________ day of October, 1996, before me, the undersigned officer, personally appeared ______________________________________, ___________________
of THE AMERICAN NATIONAL BANK OF TEXAS, known to me (or satisfactorily proven) to be the person(s) whose name(s) is/are subscribed to within the instrument and acknowledged that he/she/they executed the same for the purposes therein contained, and the capacity herein stated.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        ___________________________________
                                        NOTARY PUBLIC
(SEAL)                                  MY COMMISSION EXPIRES______________




AFTER RECORDING, RETURN TO:

THE AMERICAN NATIONAL BANK OF TEXAS
_________________________________
_________________________________